SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): December 14, 1995

                 SOUTHERN ELECTRONICS CORPORATION
      (Exact name of registrant as specified in its charter)



      Delaware                    0-16345               22-2715444
      (State of             (Commission File No.)      (I.R.S. Employer
   incorporation)                                     Identification No.)



                  4916 North Royal Atlanta Drive
                      Tucker, Georgia 30085
   (Address of principal executive offices, including zip code)


                          (770) 491-8962
       (Registrant's telephone number, including area code)





Item 2.  Acquisition or Disposition of Assets

    Effective on December 14, 1995, USC Acquisition Corporation, a Delaware corporation ("USC") and wholly-owned subsidiary of Southern Electronics Corporation, a Delaware corporation ("Registrant"), acquired substantially all of the assets and assumed certain liabilities of U. S. Computer of North America, Inc., a Florida corporation ("US Computer"), in exchange for shares of the common stock, par value $.01 per share (the "Common Stock"), of the Registrant, pursuant to an Agreement and Plan of Reorganization dated December 14, 1995 (the "Agreement"), by and among USC, US Computer and David Steiner, a resident of the State of Florida and sole shareholder of US Computer ("Steiner"). US Computer was engaged in the wholesale distribution of certain electronic products to customers located principally in Latin America. The assets transferred to USC consisted primarily of US Computer's cash, accounts receivable, inventory, furniture, fixtures and equipment and other tangible and intangible property (the "Assets") related to its business. USC also agreed to assume certain accounts payable of US Computer related to its business and certain other specifically identified liabilities of US Computer (the "Liabilities").

    The aggregate consideration exchanged by USC for the Assets and Liabilities was 175,000 shares of Common Stock, payable as follows: (i) 43,750 shares of Common Stock paid at the closing; (ii) 87,000 shares of Common Stock placed in an escrow account (the "Short Term Stock Escrow") pursuant to a Short Term Stock Escrow Agreement executed December 14, 1995, among US Computer, Steiner, USC and Wachovia National Bank of Georgia, N.A. ("Wachovia"), as escrow agent (the "Short Term Stock Escrow Agreement"), and
(iii) 44,250 shares of Common Stock placed in an escrow account (the "Supplemental Stock Escrow") pursuant to a Supplemental Stock Escrow Agreement executed December 14, 1995, among Steiner, USC and Wachovia (the "Supplemental Stock Escrow Agreement"). The consideration was determined through arms-length negotiations between the parties and estimated valuations of the inventory, assets and liabilities of US Computer. Funding for the transaction was provided pursuant to a First Amendment to Revolving Credit Agreement (the "Credit Agreement") among Registrant, USC, Wachovia and National City Bank, Columbus.

    Pursuant to the Agreement and the Short Term Stock Escrow Agreement, 87,000 shares of Common Stock were placed in the Short Term Stock Escrow to support the indemnity provided by Steiner and US Computer in favor of USC under the Agreement and for certain other matters. Subject to the resolution of any disputes between US Computer, Steiner and USC with respect to the distribution of shares of Common Stock from the Short Term Stock Escrow, up to 67,750 shares of Common Stock will be transferred to the Supplemental Stock Escrow and the balance, if any, will be distributed to Steiner on or about March 13, 1996.

    Pursuant to the Agreement and the Supplemental Stock Escrow Agreement, 44,250 shares of Common Stock were placed in the Supplemental Stock Escrow which, together with any shares of Common Stock transferred from the Short Term Stock Escrow, will be distributed to Steiner over a period of three years
following the closing.   The shares of Common Stock held in the Supplemental
Stock Escrow will be distributed on or before December 14, 1998.

    US Computer and Steiner, jointly and severally on the one hand, and USC, on the other hand, agreed to indemnify the other party against certain matters as more fully described in the Agreement. Registrant agreed to guarantee USC's indemnification obligations to US Computer and Steiner subject to certain limitations set forth in the Agreement.

    Pursuant to an Employment Agreement executed December 14, 1995, between Steiner and USC, Steiner agreed to join USC as its Vice President - Hewlett-Packard Company Exports, with responsibility for sales and marketing of Hewlett-Packard Company products in Latin America. Steiner and USC also have executed a Non-Competition Agreement, dated December 14, 1995, under which Steiner has agreed not to compete with USC, Registrant or their respective affiliates for a specified period following the closing, other than as an employee of USC.


Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Business Acquired:

         In accordance with Item 7(a)(4) of Form 8-K, the historical financial statements of US Computer required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before February 26, 1996.

    (b)  Pro Forma Financial Information.

         In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before February 26, 1996.

    (c)  Exhibits

              2. Agreement and Plan of Reorganization dated December 14, 1995, among USC Acquisition Corporation, U.S. Computer of North America, Inc. and David Steiner. The following is a list of omitted schedules and exhibits which Southern Electronics Corporation, as Registrant, agrees to furnish supplementally to the Commission upon request:

              Schedules to Agreement

              1              Excluded Liabilities
              2              Excluded Assets
              5.01(a)        Foreign Qualification; Foreign Countries
              5.01(b)        Subsidiaries
              5.01(d)        Officers and Directors
              5.02           Authorized and Outstanding Stock
              5.03           Absence of Other Claims
              5.04           Financial Statements
              5.05           Undisclosed Liabilities
              5.07(a)        Description of Transferred Assets
              5.07(b)(1)     Permitted Liens
              5.07(b)(2)     General Description and Location of any Personal
                             Property not at Transferor's Principal Place of
                             Business
              5.07(c)        Other Encumbrances
              5.07(f)        Certain Inventory
              5.08           Leases
              5.09           Indebtedness
              5.10(a)        Intellectual Property
              5.10(b)        Computer Software Functional Specifications
              5.11(a)        Litigation Claims
              5.11(b)        Judgments, Orders, Writs
              5.12           Employees
              5.13(a)        Employee Benefit Plans and Arrangements
              5.16           Bank Accounts
              5.17           Investments
              5.18(b)        Tax Liabilities and Contested Taxes
              5.18(c)        Tax Deficiencies, Audits and Proceedings
              5.18(d)        Tax Sharing Agreements
              5.18(f)        Tax Returns Furnished
              5.18(g)        Tax Elections and Special Tax Status
              5.18(h)(1)     Tax Basis and Other Tax Attributes
              5.18(h)(2)     Net Operating Losses and Other Tax Attributes
              5.19           Environmental Requirements
              5.20           Permits
              5.21           Insurance Policies
              5.22           Major Suppliers and Customers
              5.23           Contracts and Commitments
              5.24(b)        No Conflict - Contracts
              5.24(d)        No Conflict - Encumbrances
              5.25           Agreements in Full Force and Effect
              5.26           Required Consents and Approvals
              5.27           Absence of Certain Changes and Events
              5.27(f)        Payment of Obligations
              5.28           Accounts Receivable
              10.02          Litigation
              14.09          Brokers

         Exhibits to Agreement

              1             Short Term Stock Escrow Agreement
              2             Supplemental Stock Escrow Agreement
              3             Territory
              4             Opinion of Counsel to Transferee
              5             Opinion of Counsel to Transferor and Steiner
              6             Non-Competition Agreement for David Steiner
              7             Employment Agreement for David Steiner


         28. Press Release dated December 15, 1995, announcing the acquisition of the assets and assumption of certain liabilities of U.S. Computer of North America, Inc. by USC Acquisition Corporation, a wholly-owned subsidiary of Southern Electronics Corporation.


                           SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



                             SOUTHERN ELECTRONICS CORPORATION




Date: December 28, 1995           By:      /s/  Larry G. Ayers


                                  Larry G. Ayers
                                  Chief Financial Officer, Vice President-
                                  Finance, Treasurer and Secretary

                          EXHIBIT INDEX

Exhibit No.                  Document                          Page No.

    2.   Agreement and Plan of Reorganization dated              9
         December 14, 1995, among USC Acquisition
         Corporation,  U.S. Computer of North America,
         Inc. and David Steiner. The following is a list of omitted schedules and exhibits which Southern
         Electronics Corporation, as Registrant, agrees to furnish supplementally to the Commission upon request:

         Schedules to Agreement

         1              Excluded Liabilities
         2              Excluded Assets
         5.01(a)        Foreign Qualification; Foreign Countries
         5.01(b)        Subsidiaries
         5.01(d)        Officers and Directors
         5.02           Authorized and Outstanding Stock
         5.03           Absence of Other Claims
         5.04           Financial Statements
         5.05           Undisclosed Liabilities
         5.07(a)        Description of Transferred Assets
         5.07(b)(1)     Permitted Liens
         5.07(b)(2)     General Description and Location of any
                        Personal Property not at Transferor's
                        Principal Place of Business
         5.07(c)        Other Encumbrances
         5.07(f)        Certain Inventory
         5.08           Leases
         5.09           Indebtedness
         5.10(a)        Intellectual Property
         5.10(b)        Computer Software Functional Specifications
         5.11(a)        Litigation Claims
         5.11(b)        Judgments, Orders, Writs
         5.12           Employees
         5.13(a)        Employee Benefit Plans and Arrangements
         5.16           Bank Accounts
         5.17           Investments
         5.18(b)        Tax Liabilities and Contested Taxes
         5.18(c)        Tax Deficiencies, Audits and Proceedings
         5.18(d)        Tax Sharing Agreements
         5.18(f)        Tax Returns Furnished
         5.18(g)        Tax Elections and Special Tax Status
         5.18(h)(1)     Tax Basis and Other Tax Attributes
         5.18(h)(2)     Net Operating Losses and Other Tax
                        Attributes
         5.19           Environmental Requirements
         5.20           Permits
         5.21           Insurance Policies
         5.22           Major Suppliers and Customers
         5.23           Contracts and Commitments
         5.24(b)        No Conflict - Contracts
         5.24(d)        No Conflict - Encumbrances
         5.25           Agreements in Full Force and Effect
         5.26           Required Consents and Approvals
         5.27           Absence of Certain Changes and Events
         5.27(f)        Payment of Obligations
         5.28           Accounts Receivable
         10.02          Litigation
         14.09          Brokers

    Exhibits to Agreement

         1              Short Term Stock Escrow Agreement
         2              Supplemental Stock Escrow Agreement
         3              Territory
         4              Opinion of Counsel to Transferee
         5              Opinion of Counsel to Transferor and Steiner
         6              Non-Competition Agreement
         7              Employment Agreement


  28.    Press Release dated December 15, 1995, announcing             67
         the acquisition of the assets and assumption of certain liabilities of U.S. Computer of North America, Inc.
         by USC Acquisition Corporation, a wholly-owned subsidiary of Southern Electronics Corporation.